PROSPECTUS APRIL 6, 2001
                                            AS SUPPLEMENTED ON NOVEMBER 19, 2001

[INVESTOR CLASS (written vertically)]



                                                                         Strong
                                                             Wisconsin Tax-Free
                                                                           Fund



                                    [PICTURE OF MAN HOLDING TELEPHONE]
















                                                           STRONG [STRONG LOGO]

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUND'S GOALS?....................................................1

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?..........................1

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?.............................2

WHAT ARE THE FUND'S FEES AND EXPENSES?........................................6

WHO ARE THE FUND'S INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?.................7

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

A WORD ABOUT CREDIT QUALITY...................................................9

TAXABLE INVESTMENTS..........................................................11

YOUR ACCOUNT

DISTRIBUTION FEES............................................................12

SHARE PRICE..................................................................12

BUYING SHARES................................................. ..............13

SELLING SHARES...............................................................15

ADDITIONAL POLICIES..........................................................18

DISTRIBUTIONS................................................................20

TAXES........................................................................20

SERVICES FOR INVESTORS.......................................................22

RESERVED RIGHTS..............................................................25

FOR MORE INFORMATION.................................................BACK COVER

IN THIS PROSPECTUS, "WE" OR "US" REFERS TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR, ADMINISTRATOR, AND TRANSFER AGENT FOR THE STRONG FUNDS.

                                                                YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUND'S GOALS?

The STRONG WISCONSIN TAX-FREE FUND seeks total return by investing for a high level of current income that is exempt from federal and Wisconsin personal income taxes.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The WISCONSIN TAX-FREE FUND invests, under normal conditions, at least 80% of its net assets in municipal obligations whose interest is exempt from Wisconsin and federal personal income taxes, including the federal alternative minimum tax
(AMT). It invests primarily in higher- and medium-quality municipal obligations. To enhance its return potential, the fund also invests a limited portion of its net assets in bonds that are of lower-quality (high-yield or junk bonds). The fund may also invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term fixed-income securities. The fund typically maintains an average maturity between 5 and 20 years.

Although the fund invests primarily for income, it also employs techniques designed to realize capital appreciation. For example, the managers may select bonds with maturities and coupon rates that position it for potential capital appreciation for a variety of reasons, including a manager's view on the direction of future interest-rate movements and the potential for a credit upgrade.

The fund's managers may sell a holding if its value becomes unattractive (for example, when its fundamental qualities deteriorate or when other opportunities exist that have more attractive yields). Also, the managers may invest without limitation in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. government) as a temporary defensive position during adverse market, economic, or political conditions if the fund's manager determines that a temporary defensive position is advisable. This could reduce the benefit to the fund if the market goes up. In this case, the fund may not achieve its investment goal.

((Side Box))

Under normal market conditions, the fund will invest at least 80% of its net assets in municipal bonds. MUNICIPAL BONDS are debt obligations issued by or for U.S. states, territories, and possessions and the District of Columbia and their political subdivisions, agencies, and instrumentalities. Municipal bonds can be issued to obtain money for public purposes or for privately operated facilities or projects. Some municipal bonds pay interest that is exempt from federal income tax. Examples of municipal bonds are general obligation bonds, revenue bonds, industrial development bonds (in which the fund may invest up to 25% of its net assets), notes, and municipal lease obligations.


To the extent that the fund holds taxable securities or securities subject to the AMT, some income the fund pays may be taxable. In addition, income from the fund may be subject to local taxes.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

BOND RISKS: The major risks of the fund are those of investing in the bond market. A bond's market value is affected significantly by changes in interest rates--generally, when interest rates rise, the bond's market value declines, and when interest rates decline, its market value rises (interest-rate risk). Generally, the longer a bond's maturity, the greater its risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower its risk and the lower its yield (maturity risk). A bond's value can also be affected by changes in the bond's credit quality rating or its issuer's financial condition (credit-quality risk). Because bond values fluctuate, the fund's share price fluctuates. So, when you sell your investment, you may receive more or less money than you originally invested.

GUAM RISKS: The fund is vulnerable to unfavorable political, economic, or business-related developments in Guam because the fund may invest significantly in municipal obligations of Guam issuers. Guam's economy is dependent on revenues from tourism, the U.S. military, and service industries. Its employment is concentrated in local government and federal jobs. A decrease in U.S. military operations and natural disasters may have a negative impact on Guam's economy and Guam's issuers.

HIGH-YIELD BOND RISKS: The fund may invest up to 25% in lower-quality bonds, commonly known as high-yield bonds or junk bonds, that present a significant risk for loss of principal and interest. These bonds offer the potential for higher returns but also involve greater risk than bonds of better quality, including an increased possibility that the bond's issuer, obligor, or guarantor may not be able to make its payments of interest and principal (credit-quality risk). If that happens, the fund's share price would decrease and its income distributions would be reduced. An economic downturn or period of rising interest rates (interest-rate risk) could adversely affect the market for these bonds and reduce the fund's ability to sell its bonds (liquidity risk). The lack of a liquid market for these bonds could decrease the fund's share price.

INVESTMENT RISK: Economic, business, or political developments may affect the ability of municipal issuers, obligors, and guarantors to repay principal and to make interest payments. This could result in fluctuations in the fund's returns.

MANAGEMENT RISK: The fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the managers will produce the desired results.

NONDIVERSIFIED PORTFOLIO RISK: The fund is a nondiversified fund, so compared to a diversified fund, it may invest a greater percentage of its assets in a particular issuer. As a result, the shares of this fund may tend to fluctuate in value more than those of a fund investing in a broader range of securities.

NOT INSURED RISK: An investment in a fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

PUERTO RICO RISKS: The fund is vulnerable to unfavorable political, economic, or business-related developments in Puerto Rico because the fund may invest significantly in municipal obligations of Puerto Rico issuers. Historically, Puerto Rico's economy benefited from tax incentives contained in Section 936 of the Internal Revenue Code. These tax incentives allow tax credits for U.S. domestic corporations that conduct a large amount of business in Puerto Rico. However, these incentives will be phased out by the year 2006, which may decrease Puerto Rico's competitive advantage for attracting new business, and negatively affect Puerto Rico's economy. Economic difficulties in the United States and natural disasters could also have a negative impact on the overall economy of Puerto Rico, and negatively affect Puerto Rico issuers.

RELATED-PROJECTS RISK: Because the fund may invest in issuers that finance similar types of projects or whose principal business activities are in the same industry, such as projects involving community development, education, health care, hospitals, industrial development, pollution control, retirement centers, single-family and multi-family housing, and utilities, the fund will bear risks from the effects of local economic, political, or business developments. These risks include, but are not limited to, proposed federal or state legislation affecting the projects, pending or final court decisions relating to the projects or their financing, shortages of or price increases in materials needed for the projects, and declining markets or need for the projects.

STATE OF WISCONSIN RISK: The fund is vulnerable to unfavorable political, economic, or business-related developments in the State of Wisconsin because the fund may invest significantly in municipal obligations of Wisconsin issuers, such as those in the dairy, motor vehicle or paper products industries, as opposed to a broader range of issuers that are less geographically concentrated. Such developments include changes in federal and state laws that restrict revenues or raise costs for issuers (for example, environmental regulations that raise costs for the motor vehicle or paper production industries), court decisions that affect debt obligations, reductions in federal or state aid (for example, aid for the dairy industry), natural disasters, and an imbalance between the supply and demand for the issuer's securities.

VIRGIN ISLANDS RISKS: The fund is vulnerable to unfavorable political, economic, or business-related developments in the Virgin Islands because the fund may invest significantly in municipal obligations of Virgin Islands issuers. The Virgin Islands' economy is heavily dependent on tourism for both revenue and employment. Natural disasters and economic difficulties in the United States could have a negative impact on the Virgin Islands' tourism industry and may also have a negative impact on the overall economy of the Virgin Islands and Virgin Island issuers.

The fund is appropriate for investors who are comfortable with the risks described here and whose financial goals are 4 to 7 years in the future. The fund is not appropriate for investors concerned primarily with principal stability.

FUND STRUCTURE
The fund has adopted a multiple class plan which consists of Investor Class shares and Advisor Class shares. Only the Investor Class shares are offered in this prospectus. The principal difference between each of the classes of shares is that each class is subject to different transfer agency fees and expenses. Because 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time, these fees will increase the cost of an investment in Investor Class shares and may cost more than paying other types of sales charges.

The bar chart and performance table are not presented because the fund is new and did not begin operations until April 6, 2001.

WHAT ARE THE FUND'S FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
The Investor Class shares of the fund are 100% no-load, so you pay no up-front sales charges (loads) to buy or sell shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
The costs of operating the fund are deducted from fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the total return you receive from your fund investment.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

Management Fees(1)                                   0.37%
12b-1 Fee                                            0.25%
Other Expenses(2)                                    0.74%
Total Annual Fund Operating Expenses                 1.36%
Fee Waivers and /or Absorptions(3)                   0.61%
Net Fund Expenses                                    0.75%

(1) THE FUND HAS A BREAKPOINT SCHEDULE UNDER WHICH THE MANAGEMENT FEE WILL DECREASE WHEN FUND ASSETS REACH A DESIGNATED LEVEL.
(2) BASED ON  ESTIMATED AMOUNTS FOR THE 2001 FISCAL PERIOD.
(3) WE HAVE CONTRACTUALLY AGREED TO WAIVE OUR MANAGEMENT FEE AND/OR ABSORB EXPENSES UNTIL MARCH 1, 2002 TO KEEP TOTAL ANNUAL FUND OPERATING EXPENSES AT NO MORE THAN 0.75%.

EXAMPLE: This example is intended to help you compare the cost of investing in the fund, before fee waivers and expense absorptions, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 YEAR             3 YEARS
------------------ ----------------
$138               $431

WHO ARE THE FUND'S INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?

Strong Capital Management, Inc. (Strong) is the investment advisor for the fund. Strong provides investment management services for mutual funds and other investment portfolios representing assets, as of February 28, 2001, of over $43 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, several of which are available through variable insurance products. Strong's address is P.O. Box 2936, Milwaukee, WI 53201.

As compensation for its advisory services, the fund pays Strong a daily management fee at the annual rate specified below of the average daily net asset value of the fund. From time to time, Strong may voluntarily waive all or a portion of the management fee for the fund.

AVERAGE DAILY NET ASSETS                      ANNUAL MANAGEMENT FEE RATE
--------------------------------------------- ----------------------------------
For assets under $4 billion                                 0.37%
For the next $2 billion in assets                           0.345%
For assets $6 billion and above                             0.32%

The following individuals are the fund's portfolio managers.

LYLE J. FITTERER co-manages the WISCONSIN TAX-FREE FUND. Mr. Fitterer joined Strong in 1989 and has over seven years of investment experience. He is a Chartered Financial Analyst and Certified Public Accountant. He has co-managed the WISCONSIN TAX-FREE FUND since its inception in April 2001. He served as a fixed income portfolio manager since March 2000 and from January 1996 to December 1998. From December 1998 to March 2000, Mr. Fitterer was the Managing Director of Institutional Client Services. He served as a fixed income research analyst/trader from February 1993 to January 1996 and as an equity trader from February 1992 to February 1993. Mr. Fitterer received his bachelor's degree in Accounting from the University of North Dakota in 1989.

CHAD M. RACH co-manages the WISCONSIN TAX-FREE FUND. Mr. Rach joined Strong in March 2000 and has over five years of investment experience. He has co-managed the WISCONSIN TAX-FREE FUND since its inception in April 2001. From March 2000 to April 2001, Mr. Rach was a fixed-income analyst. From July 1998 to March 2000, Mr. Rach was a Corporate Finance Associate at Robert W. Baird and Company. From July 1997 to July 1998, Mr. Rach was the Director of Community Development for the Community Development Authority of the City of Glendale, WI. From April 1997 to July 1997, Mr. Rach was an Assistant Vice President of Public Finance at Miller & Schroeder Financial, Inc. From June 1993 to April 1997 he was an analyst and Assistant Vice President at Robert W. Baird & Company. Mr. Rach received his Bachelors of Business Administration in Finance from Marquette University in 1994.

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

A WORD ABOUT CREDIT QUALITY

CREDIT  QUALITY  measures  the  issuer's  expected  ability to pay  interest and
principal   payments  on  time.   Credit   quality   can  be   "higher-quality,"
"medium-quality," "lower-quality," or "in default."

HIGHER-QUALITY means bonds that are in any of the three highest rating categories. For example, bonds rated AAA to A by Standard & Poor's Ratings Group (S&P)*.

MEDIUM-QUALITY means bonds that are in the fourth-highest rating category. For example, bonds rated BBB by S&P*.

LOWER-QUALITY means bonds that are below the fourth-highest rating category. They are also known as non-investment, high-risk, high-yield, or "junk bonds." For example, bonds rated BB to C by S&P*.

IN DEFAULT means the bond's issuer has not paid principal or interest on time.

*OR THOSE RATED IN THIS CATEGORY BY ANY NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION. S&P IS ONLY ONE EXAMPLE OF A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION.

This chart shows S&P's definitions and ratings groups for credit quality. Other rating organizations use similar definitions.

      CREDIT                                                           S&P'S RATINGS
      QUALITY       S&P'S DEFINITION                                      GROUP         RATING CATEGORY
      ------------- -------------------------------------------------- --------------- --------------------
      Higher        Extremely strong capacity to meet financial         AAA             Highest
                    commitment
      ------------- -------------------------------------------------- --------------- --------------------
                    Very strong capacity to meet financial commitment   AA              Second highest
                    -------------------------------------------------- --------------- --------------------
                    Strong capacity to meet financial commitment        A               Third highest
      ------------- -------------------------------------------------- --------------- --------------------
      Medium        Adverse conditions or changing  circumstances are
                    more likely to lead to a weakened capacity to meet
                    financial commitment.                               BBB             Fourth highest
      ------------- -------------------------------------------------- --------------- --------------------

      Lower         Uncertainties or adverse conditions could lead      BB
                    to an inadequate capacity to meet financial
                    commitment
                    -------------------------------------------------  ----------------
                    Adverse conditions will likely impair capacity      B
                    or willingness to meet financial commitment
                    ------------------------------------------------- -----------------
                    Adverse conditions will likely cause no capacity    CCC
                    to meet financial commitment
                    -------------------------------------------------  ----------------
                    Currently highly vulnerable to nonpayment           CC or C
      ------------- -------------------------------------------------- ---------------
      In default    Probably in default                                 D
      ------------- -------------------------------------------------- ---------------

We determine a bond's credit-quality rating at the time of investment by conducting credit research and analysis and by relying on credit ratings of several nationally recognized statistical rating organizations. These organizations are called NRSROs. When we determine if a bond is in a specific category, we may use the highest rating assigned to it by any NRSRO. If a bond is not rated, we rely on our credit research and analysis to rate the bond. If a bond's credit-quality rating is downgraded after our investment, we monitor the situation to decide if we need to take any action such as selling the bond.

The fund invests a significant amount of its assets in municipal bonds that are not rated. When it does, the fund relies more on Strong's internal credit analysis than it would if the fund were investing in rated bonds. Also, investments in lower-quality bonds will be more dependent on Strong's credit analysis than would be higher-quality bonds because, while lower-quality bonds generally offer higher yields than higher-quality bonds with similar maturities, lower-quality bonds involve greater risks. These risks include the possibility of default or bankruptcy because the issuer's capacity to pay interest and repay principal is considered predominantly speculative. Also, lower-quality bonds are less liquid, meaning that they may be harder to sell than bonds of higher quality because the demand for them may be lower and there are fewer potential buyers. This lack of liquidity may lower the value of the fund and your investment.

TAXABLE INVESTMENTS
-----------------------------------------------------------------------------

The fund may invest up to 20% of its net assets in U.S. government and corporate bonds and other debt securities that are of the same quality as the fund's investments in municipal bonds. The fund will generally invest in these bonds to take advantage of capital gains opportunities. These bonds produce taxable income, including income subject to the AMT and income subject to state and local taxes.

YOUR ACCOUNT

DISTRIBUTION FEES
-----------------------------------------------------------------------------

The Strong Funds have adopted a Rule 12b-1 distribution plan for the fund. Under the distribution plan, the fund may make monthly payments to the fund's distributor at the annual rate of 1.00% of the average daily net assets of the fund attributable to its Investor Class shares. However, under the Distribution Agreement for the Investor Class shares, payments to the fund's distributor under the distribution plan are currently limited to payment at an annual rate equal to 0.25% of average daily net assets attributable to Investor Class shares. Such payments may be made for distribution-related services and other services that are primarily intended to result in the sale of Investor Class shares of the fund. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Investor Class shares of the fund and may cost more than other types of sales charges.

SHARE PRICE
------------------------------------------------------------------------------

Your transaction price for buying, selling, or exchanging shares of the fund or specific classes of the fund is the net asset value per share (NAV) for the fund or class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m. Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.

NAV is based on the market value of the securities in a fund's portfolio. If market prices are not available, NAV is based on a security's fair value as determined in good faith by us under the supervision of the Board of Directors of the Strong Funds.

((Side Box))
------------------------------------------------------
We determine a fund's share price or NAV of a fund or class by dividing net assets attributable to the fund or class (the value of the investments, cash, and other assets attributable to the fund or class minus the liabilities attributable to the fund or class) by the number of fund or class shares outstanding.
------------------------------------------------------

BUYING SHARES
------------------------------------------------------------------------------

INVESTMENT MINIMUMS: When buying shares, you must meet the following investment minimum requirements.

                                 INITIAL INVESTMENT MINIMUM         ADDITIONAL INVESTMENT MINIMUM
----------------------------- ------------------------------------ -------------------------------
Regular accounts                             $2,500                           $50

MULTIPLE CLASS PLAN
The fund has adopted a multiple class plan which consists of Investor Class shares and Advisor Class shares. Each class is offered at its net asset value and is subject to fees and expenses that may differ between classes. The principal difference between each of the classes of shares is that each class is subject to different transfer agency fees and expenses.

BUYING INSTRUCTIONS
You can buy shares in several ways.

MAIL
You can open or add to an account by mail with a check made payable to Strong. Send it to the address listed on the back of this prospectus, along with your account application (for a new account) or an Additional Investment Form (for an existing account).

EXCHANGE OPTION
Sign up for the exchange option when you open your account. To add this option to an existing account, visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 for a Shareholder Account Options Form.

((Side Box))

                  QUESTIONS?
               Call 1-800-368-3863
                24 hours a day
                 7 days a week

EXPRESS PURCHASESM
You can make additional investments to your existing account directly from your bank account. If you didn't establish this option when you opened your account, visit the Account Services area at WWW.STRONG.COM or call us at 1-800-368-3863 for a Shareholder Account Options Form.

STRONG DIRECT(R)
You can use Strong Direct(R) to add to your investment from your bank account or to exchange shares between Strong Funds by calling 1-800-368-1050. See "Services for Investors" for more information.

STRONG ONLINE ACCOUNT ACCESS
You can use Strong online account access at WWW.STRONG.COM to add to your investment from your bank account or to exchange shares between Strong Funds. See "Services for Investors" for more information.

INVESTOR CENTERS
You can visit our Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 for hours, directions, and the location of our other Investor Centers.

WIRE
Call 1-800-368-3863 for instructions before wiring funds either to open or add to an account. This helps to ensure that your account will be credited promptly and correctly.

AUTOMATIC INVESTMENT SERVICES
See "Services for Investors" for detailed information on all of our automatic investment services. You can sign up for these services when you open your account or you can add them later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 for the appropriate form.

BROKER-DEALER
You may purchase shares through a broker-dealer or other intermediary, who may charge you a fee. Broker-dealers, including the fund's distributor, and other intermediaries may also from time to time sponsor or participate in promotional programs pursuant to which investors receive incentives for establishing with the broker-dealer or intermediary an account and/or for purchasing shares of the Strong Funds through the account(s). Investors should contact the broker-dealer or intermediary and consult the Statement of Additional Information for more information about promotional programs.

PLEASE REMEMBER...

o We only accept checks payable to Strong.

o We do not accept cash, third-party checks, credit card convenience checks, or checks drawn on banks outside the U.S.

o You will be charged $20 for every check, wire, or Electronic Funds Transfer returned unpaid.

SELLING SHARES

You can access the money in your account by selling (also called redeeming) some or all of your shares by one of the methods below. After your redemption request is accepted, we normally send you the proceeds on the next business day.

SELLING INSTRUCTIONS You can sell shares in several ways.

MAIL
Write a letter of instruction. It should specify your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of the owners (or other authorized persons), and your mailing address. Then, mail it to the address listed on the back of this prospectus.

REDEMPTION OPTION
Sign up for the redemption option when you open your account, or add it later by visiting the Account Services area at www.Strong.com, or by calling 1-800-368-3863 to request a Shareholder Account Options Form. With this option, you may sell shares by phone or via the Internet and receive the proceeds in one of three ways:

(1) We can mail a check to your account's address. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.

(2) We can transmit the proceeds by Electronic Funds Transfer to a properly pre-authorized bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption.

(3) For a $10 fee, we can transmit the proceeds by wire to a properly pre-authorized bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.

STRONG DIRECT(R)
You can redeem shares through Strong Direct(R) at 1-800-368-1050. See "Services for Investors" for more information.

STRONG ONLINE ACCOUNT ACCESS
You can use Strong online account access at WWW.STRONG.COM to redeem shares. See "Services for Investors" for more information.

INVESTOR CENTERS
You can visit our Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 for hours, directions, and the location of our other Investor Centers.

SYSTEMATIC WITHDRAWAL PLAN
You can set up automatic withdrawals from your account at regular intervals. You can sign up for this service when you open your account, or you can add it later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 for the appropriate form. See "Services for Investors" for more information on this service and other automatic investment and withdrawal services.

BROKER-DEALER
You may sell shares through a broker-dealer or other intermediary, who may charge you a fee.

CHECK WRITING
Sign up for free check writing when you open your account or call 1-800-368-3863 to add it later to an existing account. Check redemptions must be for a minimum of $500. Checks will only be honored if written against purchases that were made more than 10 days before the check is presented for payment. You cannot write a check to close an account.

PLEASE REMEMBER ...

o If you recently purchased shares, the payment of your redemption proceeds may be delayed by up to 10 days to allow the purchase check or electronic transaction to clear.

o You will be charged a $10 service fee for a stop-payment on a check written on your Strong Funds account.

o Some transactions and requests require a signature guarantee.

o If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must sign the certificates and all signatures must be guaranteed.

((Side Box))
------------------------------------------------------
SIGNATURE GUARANTEES help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a signature guarantee on written redemption requests for more than $100,000. You can obtain a signature guarantee for a nominal fee from most banks, brokerage firms, and other financial institutions. A notary public stamp or seal cannot be substituted for a signature guarantee.
------------------------------------------------------

ADDITIONAL POLICIES

DEPOSIT OF UNSPECIFIED CHECKS
When you do not clearly indicate the fund that you would like to purchase, we will deposit the check into the Strong Money Market Fund until you clarify your investment decision.

HOUSEHOLDING
To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household. You can call us at 1-800-368-3863, or write to us at the address listed on the back of this prospectus, to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.

INVESTING THROUGH A THIRD PARTY
If you invest through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge transaction fees and may set different investment minimums or limitations on buying or selling shares. Consult a representative of your plan or financial institution for details.

LOW BALANCE ACCOUNT FEE
Because of the high cost of maintaining small accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to shareholders whose combined Strong Funds assets total $100,000 or more. We may waive the fee, in our discretion, in the event that a significant market correction lowers an account balance below the account's initial investment minimum.

MARKET TIMERS
The fund will consider the following factors to identify market timers: shareholders who have (1) requested an exchange out of the fund within 30 days of an earlier exchange request, (2) exchanged shares out of a fund more than twice in a calendar quarter, (3) exchanged shares equal to at least $5 million or more than 1% of a fund's net assets, or (4) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for purposes of these limits.

PURCHASES IN KIND
You may, if we approve, purchase shares of the fund with securities that are eligible for purchase by the fund (consistent with the fund's investment restrictions, policies, and goals) and that have a value that is readily ascertainable in accordance with the fund's valuation policies.

TELEPHONE AND ELECTRONIC TRANSACTIONS
We use reasonable procedures to confirm that telephone and electronic transaction requests are genuine. We may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone or electronically, provided we reasonably believe the instructions were genuine. To safeguard your account, please keep your Strong Direct(R) and Strong online account access passwords confidential. Contact us immediately if you believe there is a discrepancy between a transaction you performed and the confirmation statement you received, or if you believe someone has obtained unauthorized access to your account or password.

During times of unusual market activity, our phones may be busy and you may experience a delay placing a telephone request. During these times, consider trying Strong Direct(R), our 24-hour automated telephone system, by calling 1-800-368-1050, or Strong online account access, at WWW.STRONG.COM. Please remember that you must have telephone redemption as an option on your account to redeem shares through Strong Direct(R) or Strong online account access.

VERIFICATION OF ACCOUNT STATEMENTS
You should contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The statement will be deemed correct if we do not hear from you within those 60 days.

DISTRIBUTIONS
-----------------------------------------------------------------------------

DISTRIBUTION POLICY
To the extent they are available, the fund generally pays you dividends from net investment income monthly and distributes any net capital gains that it realizes annually. Dividends are declared on each day NAV is calculated, except for bank holidays. Dividends earned on weekends, holidays, and days when the fund's NAV is not calculated are declared on the first day preceding these days that the fund's NAV is calculated. Your investment generally earns dividends from the first business day after we accept your purchase order.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional shares of the fund or class, as applicable, that paid them, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions paid by check, the fund may reinvest into your account uncashed distribution checks that remain outstanding for six months or more. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.

TAXES
---------------------------------------------------------------------------

Generally, a municipal fund's distributions will be composed primarily of tax-exempt income. However, the fund may make distributions of net investment income and capital gains that are taxable to you.

TAXABLE DISTRIBUTIONS
Any net investment income and net short-term capital gains distributions you receive are generally taxable as ordinary dividend income at your income tax rate. Distributions of net capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them.

TAX-EXEMPT DISTRIBUTIONS
Exempt-interest dividends from municipal funds are generally exempt from federal income taxes, but may be subject to state and local tax. Also, if you are subject to the AMT you may have to pay federal tax on a portion of your income from exempt-interest dividends. Under normal conditions, the fund invests at least 80% of its net assets in municipal obligations whose interest is exempt from Wisconsin and federal personal income taxes, including the AMT.

Also, the fund may invest up to 25% of its net assets in industrial development bonds (IDBs). Issuers of IDBs (or the beneficiaries of the bonds) may have made certain representations or covenants when the bonds were issued in order to satisfy certain requirements of the Internal Revenue Code of 1986, as amended, that must be met after the issuance of the bonds. Exempt-interest dividends paid from these bonds may become subject to federal income tax retroactively to the date of issuance of the bonds if the representations are determined to have been inaccurate or if the issuer of the bonds (or the beneficiary of the bonds) fails to comply with the covenants.

RETURN OF CAPITAL
If your fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you. A return of capital may be treated as a sale of your shares. It may also reduce the cost basis of your shares.

YEAR-END STATEMENT
To assist you in tax preparation, after the end of each calendar year, we send you a statement of your fund's ordinary dividends and net capital gains distributions (Form 1099).

BACKUP WITHHOLDING
By law, we must withhold 31% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or tax identification number.

((Side Box))
-------------------------------------------------------
YOU MAY WANT TO AVOID:
o Investing a large amount in a fund close to the end of the calendar year. If the fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.
o Selling shares of a mutual fund at a loss if you have purchased additional shares of the same fund within 30 days prior to the sale or if you plan to purchase additional shares of the same fund within 30 days following the sale. This is called a wash sale and you will not be allowed to claim a tax loss on this transaction.
-------------------------------------------------------

Because everyone's tax situation is unique, you should consult your tax professional for assistance.

SERVICES FOR INVESTORS

We provide you with a variety of services to help you manage your investment. For more details, call 1-800-368-3863, 24 hours a day, 7 days a week. These services include:

STRONG DIRECT (R) AUTOMATED TELEPHONE SYSTEM
Our 24-hour automated response system enables you to use a touch-tone phone to access current share prices, to access fund and account information, and to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services, by calling 1-800-368-1050. Passwords help to protect your account information.

STRONG.COM
Visit us online at WWW.STRONG.COM to access your fund's performance and portfolio holding information. In addition to general information about investing, our web site offers daily performance information, portfolio manager commentaries, and information on available account options.

STRONG ONLINE ACCOUNT ACCESS
If you are a shareholder, you may access your account information 24 hours a day from your personal computer at WWW.STRONG.COM. Strong online account access allows you to view account history, account balances, and recent dividend activity, as well as to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services. Additional planning tools and market information are also available. Encryption technology and passwords help to protect your account information. You may register to use Strong online account access at WWW.STRONG.COM.

STRONGMAIL
If you register for StrongMail at WWW.STRONGMAIL.COM, you will receive your fund's closing price by e-mail each business day. In addition, StrongMail offers market news and updates throughout the day.

STRONG EXCHANGE OPTION
You may exchange shares of a fund for shares of another Strong Fund, either in writing, by telephone, or through your personal computer, if the accounts are identically registered (with the same name, address, and taxpayer identification number). Please ask us for the appropriate prospectus and read it before investing in any of the Strong Funds. Remember, an exchange of shares of one Strong Fund for those of another Strong Fund is considered a sale and a purchase of shares for several purposes, including tax purposes and may result in a capital gain or loss. Some Strong Funds into which you may want to exchange may charge a redemption fee of 0.50% to 1.00% on the sale of shares held for less than 6 to 12 months. Purchases by exchange are subject to the investment requirements and other criteria of the fund or class purchased.

STRONG CHECK WRITING
Strong offers check writing on most of its bond and money market funds. Checks written on your account are subject to this prospectus and the terms and conditions found in the front of the book of checks.

STRONG AUTOMATIC INVESTMENT SERVICES
You may invest or redeem automatically in the following ways, some of which may be subject to additional restrictions or conditions.

o AUTOMATIC INVESTMENT PLAN (AIP) This plan allows you to make regular, automatic investments from your bank checking or savings account.

o AUTOMATIC EXCHANGE PLAN This plan allows you to make regular, automatic exchanges from one eligible Strong Fund to another.

o AUTOMATIC DIVIDEND REINVESTMENT Your dividends and capital gains will be automatically reinvested in additional shares unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account.

o PAYROLL DIRECT DEPOSIT PLAN This plan allows you to send all or a portion of your paycheck, Social Security check, military allotment, or annuity payment to the Strong Funds of your choice.

o SYSTEMATIC WITHDRAWAL PLAN This plan allows you to redeem a fixed sum from your account on a regular basis. Payments may be sent electronically to a bank account or as a check to you or anyone you properly designate.

SOME OF THESE SERVICES MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS OR CONDITIONS. CALL 1-800-368-3863 FOR MORE INFORMATION.

RESERVED RIGHTS
------------------------------------------------------------------------------

We reserve the right to:

o Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone and Strong online account redemption privileges, for any reason.

o Reject any purchase request for any reason, including exchanges from other Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of a fund (due to the timing of the investment or an investor's history of excessive trading).

o Change the minimum or maximum investment amounts.

o Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, excessive trading, or during unusual market conditions).

o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the fund's assets. Generally, redemption in kind is used when large redemption requests may cause harm to the fund and its shareholders. This includes redemptions made by check writing.

o Close any account that does not meet minimum investment requirements. We will give you notice and 60 days to increase your balance to the required minimum.

o Waive the initial investment minimum at our discretion.

o Reject any purchase or redemption request that does not contain all required documentation.

o Amend or terminate purchases in kind at any time.

FOR MORE INFORMATION

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information will be available in the annual and semi-annual report to shareholders. When available, these reports will contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies and techniques. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

TO REQUEST INFORMATION OR TO ASK QUESTIONS:

BY TELEPHONE                                         FOR HEARING-IMPAIRED (TDD)
1-414-359-1400 or 1-800-368-3863                     1-800-999-2780

BY MAIL                                              BY OVERNIGHT DELIVERY
Strong Funds                                         Strong Funds
P.O. Box 2936                                        900 Heritage Reserve
Milwaukee, WI 53201-2936                             Menomonee Falls, WI 53051

ON THE INTERNET                                      BY E-MAIL
View online or download documents:                   SERVICE@ESTRONG.COM
Strong Funds: WWW.STRONG.COM
SEC*: www.sec.gov


This prospectus is not an offer to sell securities in places other than the United States and its territories.

*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE COMMISSION AT 1-202-942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE COMMISSION'S INTERNET SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE COMMISSION'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY SENDING AN ELECTRONIC REQUEST TO THE FOLLOWING E-MAIL ADDRESS: PUBLICINFO@SEC.GOV.


Strong Wisconsin Tax-Free Fund, a series of Strong Municipal Funds Inc., SEC file number 811-4770